                                                                    EXHIBIT 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Peter M. Caswell, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the annual Report of Advent Software, Inc. on Form 10-K for the annual period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Advent Software, Inc.


                                By:     /s/ Peter M. Caswell
                                        ----------------------------------------
                                Name:   Peter M. Caswell
                                Title:  Chief Executive Officer and President



     I, Irv H. Lichtenwald, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Advent Software, Inc. on Form 10-K for the annual period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such 10-K fairly presents in all material respects the financial condition and results of operations of Advent Software, Inc.


                                By:     /s/ Irv H. Lichtenwald
                                        ----------------------------------------
                                Name:   Irv H. Lichtenwald
                                Title:  Executive Vice President,
                                        Chief Financial Officer,
                                        Chief Accounting Officer and Secretary

REPORT OF INDEPENDENT ACCOUNTANTS ON FINANCIAL STATEMENT SCHEDULE

To the Board of Directors of Advent Software:

Our audits of the consolidated financial statements referred to in our report dated January 17, 2003, except for the matters discussed in Note 10, as to which the date is March 5, 2003, which appear in Advent Software, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2002, also included an audit of the financial statement schedule listed in Item 15(a) of this Form 10-K. In our opinion, this financial schedule presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements.

/s/ PricewaterhouseCoopers LLP

San Jose, California
January 17, 2003

                                   SCHEDULE II

                              ADVENT SOFTWARE, INC

                        VALUATION AND QUALIFYING ACCOUNTS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 2001 AND 2002


                                                    ADDITIONS
                                    BALANCE AT       CHARGED       CHARGED                      BALANCE AT
                                    BEGINNING          TO          TO OTHER                       END OF
            DESCRIPTION             OF PERIOD        EXPENSE       ACCOUNTS     WRITE-OFFS        PERIOD
--------------------------------- --------------- -------------- ------------- -------------- ---------------
Allowance for doubtful accounts:
               2000                 $  716,000     $ 1,154,000        --        $   907,000     $   963,000
               2001                 $  963,000     $ 3,105,000        --        $ 1,348,000     $ 2,720,000
               2002                 $2,720,000     $ 2,407,000        --        $ 3,717,000     $ 1,410,000